================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 31, 1998




                          U S WEST Communications, Inc.
             (Exact Name of Registrant as Specified in its Charter)



               Colorado                                1-3040                               84-0273800
           (State or Other                     Commission File Number               IRS Employer Identification
    Jurisdiction of Incorporation)                                                            Number




                 1801 California Street, Denver, Colorado 80202
          (Address of Principal Executive Offices, Including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

Item 5.       Other Events

         On August 31, 1998, U S WEST, Inc. issued a press release entitled "U S WEST and CWA Reach Tentative Agreement on Labor Contract". The release is filed as Exhibit 99 to this Current Report on Form 8-K.


Item 7.       Exhibits

Exhibit       Description


99 Press Release issued August 31, 1998 entitled "U S WEST and CWA Reach Tentative Agreement on Labor Contract"



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                U S WEST Communications, Inc.


                                By:  /s/ Thomas O. McGimpsey
                                ------------------------------------------------
                                Thomas O. McGimpsey
                                Assistant Secretary

Dated:        August 31, 1998